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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 12, 2004


                               LIFEWAY FOODS, INC.
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             (Exact name of registrant as specified in its charter)


         ILLINOIS                       0-17363                  36-3442829
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(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)


                              6431 West Oakton St.
                             Morton Grove, IL 60053
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               (Address of principal executive offices, zip code)


       Registrant's telephone number, including area code: (847) 967-1010


                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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                               LIFEWAY FOODS, INC.

ITEM 5. OTHER INFORMATION.

     On February 12, 2004, the Board of Directors of Lifeway Foods, Inc. (the "Company") declared by resolution a two-for-one stock split of the common stock of the Company payable on March 8, 2004 to all of the Company's stockholders of record as of February 27, 2004. Attached as an exhibit to this current report is a press release issued by the Company on February 13, 2004 regarding the foregoing. The attached press release is incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS

        (c) Exhibits. The following exhibits are filed with this report:

              Exhibit 99.1 - Press Release dated February 13, 2004.



















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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated February 13, 2004

                                    LIFEWAY FOODS, INC.


                                    By: /s/ Julie Smolyansky
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                                        Julie Smolyansky
                                        Chief Executive Officer, Chief Financial
                                        and Accounting Officer, President,
                                        Treasurer and Director